UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 10, 2006

THE STALLION GROUP
(Exact name of registrant as specified in its charter)

Nevada	333-118360	98-0429182
(State or Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5728 – 125A Street, Surrey, B.C., Canada V3X 3G8 phone: (604) 597-0028 fax: (604) 590-3123
(Address and telephone number of principal executive office)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

1.

On July 10, 2006, the Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee approved the appointment of Mr. Christopher Paton-Gay as a director of the Corporation and to the position of Chairman of the Board of Directors.

Mr. Paton-Gay has been active in the oil and gas industry in Canada and the United States since 1986. He has founded two private petroleum based companies and has sat on a number of public sector governance boards. He was one of the founding directors of the Explorers and Producers Association of Canada.

Item 9.01 Financial Statements and Exhibits - None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signature	Title	Date
/s/ “Gerald W. Williams”	President, Chief Executive Officer (Principal Executive Officer), Secretary and a member of the Board of Directors	August 01, 2006

EXHIBIT INDEX

Exhibit No. 99.1         None